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                                                                    EXHIBIT 21.1
                                                                    Page 1

                  SUBSIDIARIES OF HOLLYWOOD CASINO CORPORATION

                                                                 State
           Name                              Address           Organized

Hollywood Casino - Aurora, Inc.        13455 Noel Road         Illinois
                                       Suite 2200, LB48
                                       Dallas, TX  75240

HWCC - Tunica, Inc.                    13455 Noel Road         Texas
                                       Suite 2200, LB48
                                       Dallas, TX 75240

HWCC Development Corp.                 13455 Noel Road         Texas
                                       Suite 2200, LB48
                                       Dallas, TX 75240

Hollywood Management, Inc.             13455 Noel Road         Texas
                                       Suite 2200, LB48
                                       Dallas, TX  75240

HWCC - Golf Course Partners, Inc.      13455 Noel Road         Delaware
                                       Suite 2200, LB48
                                       Dallas, TX  75240

HWCC - Holdings, Inc.                  13455 Noel Road         Texas
                                       Suite 2200, LB48
                                       Dallas, TX  75240

HWCC-Shreveport, Inc.                  13455 Noel Road         Louisiana
                                       Suite 2200, LB48
                                       Dallas, TX 75240

HWCC Transportation, Inc.              13455 Noel Road         Texas
                                       Suite 2200, LB48
                                       Dallas, Texas 75240

HWCC - Louisiana, Inc.                 13455 Noel Road         Louisiana
                                       Suite 2200, LB48
                                       Dallas, TX  75240

HCS I, Inc.                            13455 Noel Road         Louisiana
                                       Suite 2200, LB48
                                       Dallas, Texas 75240

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                                                                    EXHIBIT 21.1
                                                                    Page 2

                  SUBSIDIARIES OF HOLLYWOOD CASINO CORPORATION

                                                                 State
         Name                                Address           Organized

HCS II, Inc.                             13455 Noel Road       Louisiana
                                        Suite 2200, LB48
                                       Dallas, Texas 75240

Hollywood Casino Shreveport              13455 Noel Road       Louisiana
                                        Suite 2200, LB48
                                       Dallas, Texas 75240

Shreveport Capital Corporation           13455 Noel Road       Louisiana
                                        Suite 2200, LB48
                                       Dallas, Texas 75240

HCS-Golf Course, L.L.C.                  13455 Noel Road       Louisiana
                                        Suite 2200, LB48
                                       Dallas, Texas 75240